Exhibit 99.1

Fleet Status Report

11 April 2016

Ensco Earns #1 Rating in Total Customer Satisfaction for Sixth Year in a Row

In addition to earning #1 in Total Customer Satisfaction, Ensco won twelve other categories:

- Safety and Environment
- Job Quality
- Performance & Reliability
- Ultra-Deepwater Wells
- Deepwater Wells
- Harsh Environment Wells
- Horizontal & Directional Wells
- Shelf Wells
- Special Applications
- Asia & Pacific Rim
- Middle East
- North Sea

These exceptional results across a broad range of categories reflect the quality of our fleet and the dedication of our employees.

ENERGYPOINT RESEARCH INC
Rated 1st in
Total Satisfaction
OFFSHORE DRILLERS
Customer Satisfaction
2015

Ensco plc Fleet Status Report 11 April 2016
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Floaters
North & South America
ENSCO DS-3	Drillship, DP3 Samsung	10000/12000	BP	Mid 470s	U.S. Gulf of Mexico	Jun. 16	Plus cost adjustments
ENSCO DS-4	Drillship, DP3 Samsung	10000/12000	Available		U.S. Gulf of Mexico
ENSCO DS-5	Drillship, DP3 Samsung	10000/12000	Petrobras	See comments	U.S. Gulf of Mexico	Jul. 16
As disclosed in Ensco’s Form 10-K filed 25 February 2016, Petrobras has asserted that the ENSCO DS-5 drilling services contract is void based on an allegation that Ensco’s subsidiary Pride had knowledge of and assisted a former third-party marketing consultant that procured and received improper payments from Samsung Heavy Industries, the shipbuilder of ENSCO DS-5, that were then paid to employees of Petrobras. We disagree with Petrobras’ assertions and have initiated arbitration proceedings in the UK against Petrobras and Samsung Heavy Industries in connection with the foregoing

ENSCO 8500	Semisubmersible DP	8500/10000	Cold Stacking Preparations		U.S. Gulf of Mexico
ENSCO 8501	Semisubmersible DP	8500/10000	Cold Stacked		U.S. Gulf of Mexico
ENSCO 8502	Semisubmersible DP	8500/10000	Cold Stacked		U.S. Gulf of Mexico
ENSCO 8503	Semisubmersible DP	8500/10000	Stone Energy/Apache	Mid 250s	U.S. Gulf of Mexico	Aug. 17	Sublet to Apache late Feb. 16 to late Apr. 16, mid 250s. Rate increases to low 290s late Apr. 16 to mid May 16, then low 340s from mid May 16 to Aug. 17
ENSCO 8505	Semisubmersible DP	8500/10000	Marubeni	Low 150s	U.S. Gulf of Mexico	Jan. 18	Contracted at various day rates between low 150s and low 210s depending on scope of work
ENSCO 8506	Semisubmersible DP	8500/10000	Available		U.S. Gulf of Mexico

Ensco plc Fleet Status Report 11 April 2016
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Floaters
ENSCO 6001*	Semisubmersible - DP Megathyst	5600	Petrobras	Mid 340s	Brazil	Jun. 18	Zero rate for approx. 9 days in 1Q16. Plus approx. $20,000 per day amortized through Jun. 18 for capital upgrades. Plus cost adjustments
ENSCO 6002*	Semisubmersible - DP Megathyst	5600	Petrobras	Mid 340s	Brazil	Ju1. 18	Plus approx. $25,000 per day amortized through Jul. 18 for capital upgrades. Plus cost adjustments
ENSCO 6003*	Semisubmersible - DP Megathyst	5600	Petrobras	Low 300s	Brazil	Jan. 17	Eligible for bonus opportunity up to 15%, plus cost adjustments
ENSCO 6004*	Semisubmersible - DP Megathyst	5600	Petrobras	Low 300s	Brazil	Oct. 16	Eligible for bonus opportunity up to 15%, plus cost adjustments
*As an update to our Form 10-K filed on 25 February 2016 with respect to ENSCO 6001 downtime that approached a limit that would allow our customer to terminate this rig contract, Ensco and Petrobras are in discussions regarding revised commercial terms for four rigs operating offshore Brazil - ENSCO 6001, ENSCO 6002, ENSCO 6003 and ENSCO 6004. Should final approval of these terms ultimately be received from our customer, it may result in a net reduction to contract revenue backlog of approximately $140 million for all four rigs collectively effective May 2016 and would reset the downtime on ENSCO 6001 to zero with respect to downtime that could trigger a potential future early termination.

Ensco plc Fleet Status Report 11 April 2016
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Floaters
Europe & Mediterranean
ENSCO DS-6	Drillship, DP3 Samsung	10000/12000	BP	Low 360s	Spain	Feb. 18
Rig on special standby rate before mobilizing to Egypt to return to operations with BP . Move rate of mid 450s for May. 16 before returning to low 360s standby rate from late May 16 to Aug. 16. Then mid 480s operating rate Aug. 16 to Feb. 18. Plus approx. $102,000 per day amortized through Feb. 18. Plus ----- two 1-year options at mutually agreed rates

ENSCO 5004	Semisubmersible - Conv F & G Enhanced Pacesetter	1500	Mellitah	Mid 190s	Mediterranean	Jul. 18
Based on letter of award with customer, term extended by 18 months with rate decrease to mid 130s Jul. 16 to Jan. 17, then rate increase to mid 190s Jan. 17 to Jul. 18. Plus approx. $9,000 per day for mobilization and reimbursable upgrades amortized through Jul. 18

ENSCO DS-1	Drillship - DP Gusto 10,000	6000/10000	Cold Stacked		Spain

Africa
ENSCO DS-7	Drillship, DP3 Samsung	10000/12000	TOTAL	Mid 580s	Angola	Nov. 17	Plus periodic rate increases and approx. $19,000 per day amortized through Nov. 17 for mobilization and capital upgrades. Plus one 1-year priced option
ENSCO DS-8	Drillship, DP3 Samsung GF12000	10000/12000	TOTAL	High 610s	Angola	Nov. 20	Plus periodic rate increases and approx. $14,000 per day amortized through Nov. 20 for mobilization. Plus one 1-year priced option

Ensco plc Fleet Status Report 11 April 2016
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Floaters
Asia & Pacific Rim
ENSCO 8504	Semisubmersible DP	8500/10000	Chevron	Low 270s	Indonesia	Oct. 16	Plus approx. $73,000 per day amortized Mar. 16 to Jul. 16 for mobilization. Then contracted to Kangean in Indonesia Jul. 16 to late Oct. 16, mid 260s
ENSCO 5006	Semisubmersible - Conv Bingo 8,000	7000/7500	INPEX	Mid 470s	Australia	May 18	Plus approx. $206,000 per day amortized through May 18 for capital upgrades and day rates during shipyard stay and mobilizations
ENSCO 5005	Semisubmersible - Conv F & G Enhanced Pacesetter	1500/1700	Cold Stacked	-----	Singapore	-----	-----
ENSCO DS-9	Drillship, DP3 Samsung GF12000	10000/12000	Available	See comments	Singapore
Customer early terminated the contract effective 16 July 2015. Under the terms of the contract, our customer is obligated to pay us termination fees for two years equal to the operating day rate (approximately $550,000). This amount will be reduced pursuant to our obligation to mitigate idle rig costs, such as manning and maintenance activity, while the rig is idle and without a contract. We are in discussions with our customer on the amount of this reduction. Operating day rate may also be defrayed if we recontract the rig

Under Construction
ENSCO DS-10	Drillship, DP3 Samsung GF12000	10000/12000	Under construction		South Korea	1Q17

(1) For rigs that may be modified to drill in deeper water depths, both the currently outfitted and maximum upgrade capabilities are shown.
(2) Estimated available date for rig after current and follow-on contracts (excluding option period) and shipyard stays have been completed. For newbuild rigs without a contract, the estimated available date is the expected delivery date from the shipyard.

Ensco plc Fleet Status Report 11 April 2016
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Jackups
North & South America
ENSCO 68	MLT 84-CE	400	Chevron	High 60s	U.S. Gulf of Mexico	May 16
ENSCO 75	MLT Super 116-C	400	Fieldwood	Mid 40s	U.S. Gulf of Mexico	Jun. 16	Term shortened to Jun. 16 in compliance with contract provisions
ENSCO 81	MLT 116-C	350	Cold Stacked		U.S. Gulf of Mexico
ENSCO 82	MLT 116-C	300	Cold Stacked		U.S. Gulf of Mexico
ENSCO 86	MLT 82 SD-C	250	Cold Stacked		U.S. Gulf of Mexico
ENSCO 87	MLT 116-C	350	Available		U.S. Gulf of Mexico
ENSCO 99	MLT 82 SD-C	250	Cold Stacked		U.S. Gulf of Mexico

Ensco plc Fleet Status Report 11 April 2016
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Jackups
Europe
ENSCO 70	Hitachi K1032N	250	Cold Stacked		UK
ENSCO 71	Hitachi K1032N	225	Maersk	Mid 90s	Denmark	Jul. 18
ENSCO 72	Hitachi K1025N	225	Maersk	Mid 90s	Denmark	Sep. 16	Term shortened to Sep. 16 in compliance with contract provisions
ENSCO 80	MLT 116-CE	225	GDF	Mid 140s	UK	Apr. 17	Planned inspection for approx. 30 days in 3Q16. Plus ----- one unpriced option
ENSCO 92	MLT 116-C	225	ConocoPhillips	Mid 90s	UK	Aug. 18	Special workover rate Jan. 16 to Jan. 17, mid 90s. Then rate to be mutually agreed annually thereafter Jan. 17 to Aug. 18
ENSCO 100	MLT 150-88-C	350	Premier	Mid 180s	UK	Nov. 18	Rate decreases to low 140s mid Apr. 16 to mid May 16, then increases to mid 180s mid May 16 to Nov. 18
ENSCO 101	KFELS MOD V-A	400	BP	Low 100s	UK	Jul. 16	-----. -----
ENSCO 102	KFELS MOD V-A	400	GDF	Mid 50s	UK	May 16	Contracted for accommodation work to mid May 16. Plus three 1-month priced options
ENSCO 120	ENSCO 120 Series	400	Nexen	Low 180s	UK	Aug. 16	Plus two 1-well priced options and five 1-well unpriced options
ENSCO 121	ENSCO 120 Series	400	Wintershall	Low 230s	Denmark	Jun. 16	Plus approx. $10,000 per day for mobilization amortized through Jun. 16
ENSCO 122	ENSCO 120 Series	400	NAM	Low 230s	Netherlands	Nov. 16	Rate decreases to mid 120s late Oct. 2016 to late Nov. 2016. Plus approx. $14,000 per day for mobilization amortized through Nov. 16. Plus cost adjustments and one 1-well unpriced option

Ensco plc Fleet Status Report 11 April 2016
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Jackups
Middle East
ENSCO 53	F&G L-780 Mod II-C	300	NDC	Mid 90s	UAE	Apr. 16	-----. -----
ENSCO 54	F&G L-780 Mod II-C	300	Saudi Aramco	Low 90s/Mid 110s	Saudi Arabia	Sep. 17
Operating rate Jan. 16 to year-end 2016, low 90s. Planned maintenance for approx. 12 days in 2Q16. Rate increases to mid 110s Jan. 17 to Sep. 17. Plus approx. $39,000 per day for upgrade costs and mobilization amortized through Sep. 17. Plus one 1-year priced option

ENSCO 76	MLT Super 116-C	350	Saudi Aramco	Mid 120s/Low 170s	Saudi Arabia	Dec. 18	Operating rate Jan. 16 to year-end 2016, mid 120s. Rate increases to low 170s Jan. 17 to Dec. 18
ENSCO 84	MLT 82 SD-C	250	Available		Bahrain
ENSCO 88	MLT 82 SD-C	250	Saudi Aramco	Mid 80s	Saudi Arabia	Nov. 16	Operating rate Jan. 16 to Nov. 16, mid 80s. Planned inspection for approx. 14 days in 4Q16. Plus one 1-year priced option
ENSCO 94	Hitachi 250-C	250	Saudi Aramco	Mid 80s	Saudi Arabia	May 16	Operating rate Jan. 16 to May 16, mid 80s. Plus one 1-year priced option
ENSCO 96	Hitachi 250-C	250	Saudi Aramco	Mid 60s/Mid 120s	Saudi Arabia	Feb. 19	Operating rate Jan. 16 to year-end 2016, mid 60s. Rate increases to mid 120s Jan. 17 to Feb. 19
ENSCO 97	MLT 82 SD-C	250	Saudi Aramco	Mid 60s/Mid 120s	Saudi Arabia	Feb. 19	Operating rate Jan. 16 to year-end 2016, mid 60s. Rate increases to mid 120s Jan. 17 to Feb. 19
ENSCO 104	KFELS MOD V-B	400	NDC	Mid 80s/Mid 90s	UAE	Sep. 18	Operating rate Feb. 16 to year-end 2017, mid 80s. Planned inspection for approx. 75 days in 3Q16. Rate increases to mid 90s Jan. 18 to Sep. 18. Plus one 2-year unpriced option
ENSCO 110	KFELS MOD V-B	400	NDC	Mid 80s/Low 80s	UAE	Nov. 16	Term shortened to Nov. 16 in compliance with contract provisions. Operating rate Feb. 16 to Oct. 16, mid 80s. Special rate of low 80s during Oct. 16

Africa
ENSCO 109	KFELS MOD V-Super B	350	Chevron	Low 170s	Angola	Jan. 18	Planned inspection for approx. 20 days in 2Q16. Plus $13,000 per day for mobilization amortized through Jan. 18. Plus cost adjustments

Ensco plc Fleet Status Report 11 April 2016
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Jackups
Asia & Pacific Rim
ENSCO 52	F&G L-780 Mod II-C	300	Murphy	High 90s	Malaysia	Aug. 17	Planned inspection for approx. 28 days in 2Q16. Plus one 1-year unpriced option
ENSCO 56	F&G L-780 Mod II-C	300	Cold Stacked		Malaysia
ENSCO 67	MLT 84-CE	400	Available		Malaysia
ENSCO 105	KFELS MOD V-B	400	Cold Stacked		Singapore
ENSCO 106	KFELS MOD V-B	400	Available		Malaysia
ENSCO 107	KFELS MOD V-B	400	Available	-----	Singapore	-----	Contracted to Chevron in Australia from Sep. 16 to Mar. 17, high 120s. Plus six 1-month options
ENSCO 108	KFELS MOD V-B	400	PTTEP	Low 160s	Thailand	Apr. 17	Plus one 1-year priced option

Ensco plc Fleet Status Report 11 April 2016
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Jackups
Under Construction
ENSCO 140	ENSCO 140 Series	340/400	Under construction		UAE	2Q16
ENSCO 141	ENSCO 140 Series	340/400	Under construction		UAE	3Q16
ENSCO 123	ENSCO 120 Series	400	Under construction		Singapore	1Q18

Other
Drilling Management
Thunder Horse	Deepwater Semisubmersible	6000	BP	Mid 90s	U.S. Gulf of Mexico	Jan. 22	Plus cost adjustments and five 1-year options
Mad Dog	Deepwater Spar Drilling Rig	4500	BP	Low 60s	U.S. Gulf of Mexico	Jan. 22	Rate decreases to mid 50s Jan. 17 to Jan. 22. Plus cost adjustments and five 1-year options
ENSCO 83	MLT 82 SD-C	250	Pemex	Low 90s	Mexico	Oct. 16

(1) For rigs that may be modified to drill in deeper water depths, both the currently outfitted and maximum upgrade capabilities are shown.
(2) Estimated available date for rig after current and follow-on contracts (excluding option period) and shipyard stays have been completed. For newbuild rigs without a contract, the estimated available date is the expected delivery date from the shipyard.

Ensco plc Fleet Status Report 11 April 2016
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Held for Sale
Continuing Operations
ENSCO 91	Hitachi Zosen Drill Hope C-150	270	Cold Stacked		Bahrain

Discontinued Operations
ENSCO 7500	Semisubmersible DP	7500/8000	Cold Stacked		Spain
ENSCO DS-2	Drillship - DP Gusto 10,000	6000/10000	Cold Stacked		Spain
ENSCO 6000	Semisubmersible - DP Amethyst	3400/4000	Sold		-----		Sold for $1 million. Book value equaled $1 million
ENSCO 90	MLT 82 SD-C	250	Cold Stacked		Gulf of Mexico
ENSCO 58	F&G L-780 Mod II	250	Cold Stacked		Bahrain

(1) For rigs that may be modified to drill in deeper water depths, both the currently outfitted and maximum upgrade capabilities are shown.
(2) Estimated available date for rig after current and follow-on contracts (excluding option period) and shipyard stays have been completed. For newbuild rigs without a contract, the estimated available date is the expected delivery date from the shipyard.

Ensco plc Fleet Status Report 11 April 2016

Definitions and Disclaimers

Day Rate and Terms. The day rates reflected in this Fleet Status Report are the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to previously acquired drilling contracts. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term. Additionally, we sometimes negotiate special rates and/or day rate adjustments with customers that may reduce revenues recognized. Significant zero rate estimates are reflected in the comments section for 2016.

Forward Looking Statement. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and similar words and specifically include statements involving future rig day rates including adjustments with the customer; discussions with the customer; backlog; cost adjustments; utilization; estimated rig availability; expected work commitments and contracts; contract duration, status, terms and other contract commitments; letters of intent or letters of award; rig enhancement projects; new rig commitments; the expected period of time and number of rigs that will be in a shipyard for repairs, maintenance, enhancement or construction; sale leaseback transactions; scheduled delivery dates for new rigs; and the timing of delivery, mobilization, contract commencement, relocation or other movement of rigs. Such statements are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including commodity price fluctuations, customer demand, new rig supply, downtime and other risks associated with offshore rig operations, relocations, severe weather or hurricanes; changes in worldwide rig supply and demand, competition and technology; future levels of offshore drilling activity; governmental action, civil unrest and political and economic uncertainties; terrorism, piracy and military action; risks inherent to shipyard rig construction, repair, maintenance or enhancement; possible cancellation, suspension; repudiation; or termination of drilling contracts, including termination for convenience (without cause), as a result of mechanical difficulties, performance, customer finances, the decline or the perceived risk of a further decline in oil and/or natural gas prices, or other reasons; the cancellation of letters of intent or any failure to execute definitive contracts following announcements of letters of intent or letters of award; the outcome of litigation, legal proceedings, investigations or other claims or contract disputes; governmental regulatory, legislative and permitting requirements affecting drilling operations; our ability to attract and retain skilled personnel on commercially reasonable terms; environmental or other liabilities, risks or losses; debt restrictions that may limit our liquidity and flexibility; our ability to realize the expected benefits from our redomestication and actual contract commencement dates; cybersecurity risks and threats; and the occurrence or threat of epidemic or pandemic diseases or any governmental response to such occurrence or threat. In addition to the numerous factors described above, you should also carefully read and consider “Item 1A. Risk Factors” in Part I and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of our most recent annual report on Form 10-K, as updated in our subsequent quarterly reports on Form 10-Q, which are available on the SEC’s website at www.sec.gov or on the Investor Relations section of our website at www.enscoplc.com.  Each forward-looking statement contained herein speaks only as of the date of this Fleet Status Report, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.